Exhibit 10.5

AGREEMENT TO AMEND AND RESTATE WARRANT

This Agreement to Amend and Restate Warrant (this “Agreement”) is entered into as of September 29, 2026, by and between Nexentis Technologies Inc., a Nevada corporation (the “Company”), and [__] (the “Holder”).

WHEREAS, the Company issued to the Holder a warrant dated June 24, 2026 to purchase up to [__] shares of the Company’s common stock (the “Original Warrant”) in connection with a private placement conducted concurrently with the Company’s registered direct offering; and

WHEREAS, the Company and the Holder desire to amend and restate the Original Warrant in the form attached to this Agreement as Exhibit A (the “Amended and Restated Warrant”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.	Amendment and Restatement. Effective as of the date of this Agreement, the Original Warrant is amended and restated in its entirety in the form of the Amended and Restated Warrant attached as Exhibit A. The Holder accepts and agrees to be bound by the Amended and Restated Warrant.

2.	Replacement of Original Warrant. From and after the date of this Agreement, the Amended and Restated Warrant supersedes and replaces the Original Warrant in its entirety. The Original Warrant will have no further force or effect.

3.	Authority. Each party represents that it has the requisite power and authority to enter into this Agreement and that this Agreement has been duly authorized, executed and delivered by such party.

4.	Miscellaneous. This Agreement may be executed in counterparts and by electronic signature, each of which will be deemed an original and all of which together will constitute one instrument. This Agreement and the Amended and Restated Warrant constitute the entire agreement of the parties regarding the amendment and restatement of the Original Warrant. This Agreement will be governed by the same law that governs the Amended and Restated Warrant.

[Signature Page Follows]

[NXTS Agreement to Amend and Restate Warrant – Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

NEXENTIS TECHNOLOGIES INC.		[_______________________]
By:		By:
Name:	David Palach	Name:
Title:	CEO	Title:

Exhibit A

Amended and Restated Warrant

(attached)